UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 4, 2012 (May 29, 2012)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd.
Dallas, Texas 75229
(Address of Principal Executive Offices) (Zip Code)

(972) 484-3662
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) DGSE Companies, Inc., a Nevada corporation (the “Registrant”), engaged the accounting firm of Cornwell Jackson and Company, P.C. (“Cornwell Jackson”) on October 11, 2004, to review and audit its financial statements in connection with its public filings with the Securities and Exchange Commission (the “SEC”). After May 18, 2012, Cornwell Jackson provided no further services to the Registrant, and Cornwell Jackson was dismissed by the Registrant’s Board of Directors on May 29, 2012. In order to comply with the requirements of the SEC Practice Section, on June 1, 2012, Cornwell Jackson submitted the notification letter indicating that the client-auditor relationship had ceased, effective May 29, 2012.

No report of Cornwell Jackson on the Registrant’s financial statements for either of the Registrant’s past two fiscal years contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years and through and including any interim period preceding Cornwell Jackson’s dismissal by the Registrant’s Board of Directors on May 29, 2012, there were no disagreements with Cornwell Jackson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Cornwell Jackson, would have caused it to make reference thereto in any report.

Cornwell Jackson, in a letter to the Company dated May 26, 2011 and in connection with its audit of the Registrant’s financial statements included in the Registrant’s Form 10-K for the fiscal year ended December 31, 2010, advised the Registrant that the Registrant did not have the internal controls necessary for the Registrant to develop reliable financial statements (the “Letter”). The Registrant’s Board of Directors discussed the subject matter of the Letter with Cornwell Jackson, and the Registrant has authorized Cornwell Jackson to respond fully to the inquiries of any successor accounting firms concerning the subject matter of the Letter. There were no disagreements with Cornwell Jackson regarding the Letter or the subject matter of the Letter. Other than the Letter, during the Registrant’s two most recent fiscal years and through and including any interim period preceding Cornwell Jackson’s dismissal by the Registrant’s Board of Directors on May 29, 2012, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Regulation S-K”)).

The Registrant requested that Cornwell Jackson furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 29, 2012, the Registrant engaged the firm of Whitley Penn LLP (“WP”) as the Registrant’s principal independent accountant to audit the Registrant’s financial statements. The members of the Registrant’s Board of Directors unanimously approved the engagement of WP.

Prior to the engagement of WP, neither the Registrant nor any person on the Registrant’s behalf consulted WP regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.01. Regulation FD.

On June 4, 2012, the Registrant issued the press release filed as Exhibit 99.1, which is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Cornwell Jackson, Inc., dated June 1, 2012
99.1	Press Release dated June 4, 2012

EXHIBITS

Exhibit Number	Description
16.1	Letter from Cornwell Jackson, Inc., dated June 1, 2012
99.1	Press Release dated June 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: June 4, 2012
	By:	/s/William H. Oyster
William H. Oyster
President